Exhibit 99.1

Charter Closes on Incremental $1.7B New Term Loan and Increases

Revolving Credit Facilities

STAMFORD, Connecticut – January 29, 2019 – Charter Communications, Inc. (NASDAQ: CHTR) (along with its subsidiaries, “Charter”) today announced that its subsidiary, Charter Communications Operating, LLC (“CCO”) entered into an amendment to its Credit Agreement raising a $1.7 billion Term A-3 Loan and increasing its revolving credit facility to $4.75 billion, from $4.0 billion. In addition, 86% of the existing Term A-2 Loan converted their outstanding Term A-2 Loans into the new Term A-3 Loan, which matures on March 29, 2024 and 95% of the $4.75 billion revolving credit facility also matures on March 29, 2024. Remaining portions of the Term A-2 Loan and revolving credit facility mature on March 31, 2023. Pricing on the Term A-3 Loan and the revolving credit facility was set at LIBOR plus 150 basis points.

Charter intends to use the net proceeds from the new credit facilities for general corporate purposes, including to fund potential buybacks of Class A common stock of Charter or common units of Charter Communications Holdings, LLC and to repay certain indebtedness, including to repurchase, redeem or repay at maturity Time Warner Cable, LLC’s 8.250% senior notes due 2019 and/or to repay a portion of the outstanding balance under CCO’s revolving credit facility.

Bank of America, N.A., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Mizuho Bank Ltd., MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFG, Ltd.)., RBC Capital Markets, TD Securities (USA) LLC and Wells Fargo Securities, LLC were the Joint Lead Arrangers and Joint Bookrunners for the new facilities.

About Charter

Charter Communications, Inc. (NASDAQ:CHTR) is a leading broadband communications company and the second largest cable operator in the United States. Charter provides a full range of advanced residential broadband services, including Spectrum TV® programming, Spectrum Internet®, Spectrum Voice®, and Spectrum Mobile™. Under the Spectrum Business® brand, Charter provides scalable, and cost-effective broadband communications solutions to small and medium-sized business organizations, including Internet access, business telephone, and TV services. Through the Spectrum Enterprise brand, Charter is a national provider of scalable, fiber-based technology solutions serving many of America’s largest businesses and communications service providers. Charter’s advertising sales and production services are sold under the Spectrum Reach® brand. Charter’s news and sports networks are operated under the Spectrum Networks brand. More information about Charter can be found at newsroom.charter.com.

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Contact:

Media:	Analysts:
Justin Venech	Stefan Anninger
203-905-7818	203-905-7955

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations as reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in our filings with the SEC. Many of the forward-looking statements contained in this communication may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “initiatives,” “seek,” “would,” “could,” “continue,” “ongoing,” “upside,” “increases” and “potential,” among others.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this communication.

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